EXHIBIT 10.1
AMENDMENT NO. 2 TO WAREHOUSE LENDING AGREEMENT
     This AMENDMENT NO. 2 TO WAREHOUSE LENDING AGREEMENT (this “Amendment”) is made as of March 15, 2007, to that certain Warehouse Lending Agreement, dated as of April 29, 2005, among Triad Financial Corporation, as originator and servicer (“Triad”), Triad Financial Warehouse Special Purpose LLC, as seller (the “Seller”), Triad Automobile Receivables Warehouse Trust, as borrower (the “Borrower”), The Bank of New York, successor-in-interest to JPMorgan Chase Bank, National Association, as collection account bank (the “Collection Account Bank”), and Citigroup Global Markets Realty Corp., as lender (the “Lender”), (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Loan Agreement”).
W I T N E S S E T H:
     WHEREAS, Triad, the Seller, the Borrower, the Collection Account Bank and the Lender have entered into the Loan Agreement; and
     WHEREAS, Triad, the Seller, the Borrower, the Collection Account Bank and the Lender wish to amend the Loan Agreement as provided herein;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1.01. Defined Terms. For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.
     Section 1.02. Amendment to Definition of “LIBOR”. Section 1.01 of the Loan Agreement is hereby amended, effective as of the date hereof, by deleting the following clause from the definition of “LIBOR”:
     (rounded up to the nearest whole multiple of 1/16%).
     Section 1.03. Extension of Term. Pursuant to the last sentence of Section 2.05 of the Loan Agreement, the Borrower and Lender hereby agree to renew the commitment of the Lender to make Loans under the Loan Agreement to April 29, 2009 which shall be the “Renewal Commitment Termination Date” referred to in clause (c) of the definition thereof in the Loan Agreement and shall be the Expected Facility Termination Date.
     Section 1.04. Waiver of Renewal Commitment Fee. In connection with the renewal of the commitment of the Lender to make Loans under the Loan Agreement pursuant to Section 1.03 of this Amendment, Lender hereby waives the obligation of the Borrower to pay the Renewal Commitment Fee specified in clause (iii) of the definition thereof in the Loan Agreement. Such waiver shall apply only to the renewal specified in Section 1.03 of this Amendment and shall not apply to any future renewal.

     Section 1.05. Effect of Amendment. Upon effectiveness of this Amendment, the Loan Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of Triad, the Seller, the Borrower, the Collection Account Bank, the Lender and each third-party beneficiary of the Loan Agreement shall hereafter be determined, exercised and enforced subject in all respects to such modification and amendment, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Loan Agreement for any and all purposes. All other terms and conditions of the Loan Agreement shall not be modified, amended or waived and shall remain in full force and effect.
     Section 1.06. Construction of Amendment in Relation to Original Agreement. In case of any inconsistency between any provisions of this Amendment and any provisions of the Loan Agreement prior to this Amendment, the provisions of this Amendment shall control.
     Section 1.07. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
     Section 1.08. Severability of Provisions. If one or more of the provisions of this Amendment shall be for any reason whatever held invalid or unenforceable, such provision(s) shall be deemed severable from the remaining covenants, agreements and provisions of this Amendment and shall in no way affect the validity or enforceability of such remaining provisions or the rights of any parties hereto or third-party beneficiaries of the Loan Agreement.
     Section 1.09. Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and third-party beneficiaries of the Loan Agreement and their respective successors and permitted assigns.
     Section 1.10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the day first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP., Lender
By:	/s/ Christopher D'Onofrio
	Name:	Christopher D'Onofrio
	Title:	Authorized Signatory

TRIAD AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, Borrower
By:	TRIAD FINANCIAL CORPORATION, as Administrator

By:	/s/ Mike L.Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Senior Vice President and Chief Financial Officer

TRIAD FINANCIAL WAREHOUSE SPECIAL PURPOSE LLC, Seller
By:	/s/ Mike L.Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Chief Financial Officer

TRIAD FINANCIAL CORPORATION, Originator
By:	/s/ Mike L.Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Senior Vice President and Chief Financial Officer

TRIAD FINANCIAL CORPORATION, Servicer
By:	/s/ Mike L.Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Senior Vice President and Chief Financial Officer

THE BANK OF NEW YORK, successor-in-interest to JPMorgan Chase Bank, National Association, Collection Account Bank
By:	/s/ Janet M. Russo
	Name:	Janet M. Russo
	Title:	Assistant Treasurer

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